POWER OF ATTORNEY


	The undersigned hereby constitutes and
appoints
John Smith and Garland P. Pezzuolo, and each of them, acting individually, as his (her) true and lawful attorneys-in-fact to:


(1)	execute for and
on behalf of the undersigned Forms 3, 4 or 5 in
accordance with Section
16(a) of the Securities Exchange Act of 1934, as
amended, and the rules
thereunder;
(2)	do and perform any and all acts
for and on behalf of the
undersigned, which may be necessary or desirable
to complete the execution
of any such Form 3, 4 or 5 and the timely
filing of such form(s) with the
United States Securities and Exchange
Commission and any other authority;
and,
(3)	take any other action of
any type whatsoever in connection with
the foregoing which, in the
opinion of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact, on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in his (her) discretion.

The
undersigned hereby grants to
such attorneys-in-fact full power and
authority to do and perform every
act and thing whatsoever requisite,
necessary and proper to be done in
the exercise of any of the rights and
powers herein granted, with full
power of substitution or revocation,
hereby ratifying and confirming all
that such attorneys-in-fact, or his
(her) substitute or substitutes,
shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.
The undersigned acknowledges
that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section
16 of the Securities Exchange Act
of 1934, as amended.  This Power of
Attorney shall remain in effect until
notice from the undersigned to the
Securities and Exchange Commission
that such Power of Attorney is revoked.


	IN WITNESS WHEREOF, the
undersigned has executed this Power of
Attorney as of the 8th day of
October, 2001.


									   /s/Joseph
F. Morris

Joseph F. Morris